UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2009
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-53319                98-0517683
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


             4 Hamelacha Street ,North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)925-8070
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Future I.T. Ltd, the Registrant's fully owned subsidiary, or the Subsidiary, has been notified by Microsoft that due to delays in payment, the Subsidiary cannot bundle its products together with Microsoft's products as an ISV agent. This situation will remain until the overdue amount of approximately $12,000 (out of a total debt of approximately $40,000) is paid in full.

As previously stated by the Registrant within its Annual Report published on March 25, 2009, the termination of the Registrant's independent software vendor agreement with Microsoft could seriously harm its business and result in reduced revenues and income.

In addition, and as previously reported, due to the Registrant's current financial situation, which derives from the financial difficulties of DataSafe Group Ltd., the Registrant's parent company, the Registrant's payments to its various suppliers, including its employees, are overdue.

Previously, the Registrant's independent public accounting firm issued an opinion on the Registrant's consolidated financial statements that states that the Registrant's consolidated financial statements were prepared assuming it will continue as a going concern and further states that its recurring losses from operations, stockholders' deficit and inability to generate sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1 Press Release dated December 17, 2009.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 21, 2009

                                            FutureIT Inc.

                                            (Registrant)


                                            By:  /s/Shmuel Bachar
                                                 ----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board
                                            and Chief Executive Officer